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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: January 23, 2006
                        (Date of earliest event reported)

                                  McAFEE, INC.
               (Exact Name of Registrant as specified in Charter)

            Delaware                    001-31216              77-0316593
  (State or other Jurisdiction     Commission File No.:     (I.R.S. Employer
       of incorporation)                                   Identification No.)

                               3965 Freedom Circle
                          Santa Clara, California 95054
          (Address of Principal Executive Offices, including zip code)

                                 (408) 346-3832
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATION AND FINANCIAL CONDITION.

      On January 23, 2006, McAfee, Inc. (the "Registrant") issued a press release announcing preliminary results for the quarter ending December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby furnished and not filed. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (d)    Exhibits

        99.1 Press release dated January 23, 2006, announcing preliminary results for the quarter ending December 31, 2005 (solely furnished and not filed herewith pursuant to item 2.02).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MCAFEE, INC.


Date: January 23, 2006                       By:  /s/ Eric F. Brown
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                                                  Eric F. Brown
                                                  Chief Financial Officer
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